MCGLADREY & PULLEN, LLP

                  Certified Public Accountants and Consultants







                         CONSENT OF INDEPENDENT AUDITOR






We hereby  consent to the  incorporation  by  reference  in the October 10, 1996
Registration Statement on Form S-3 our report dated March 15, 1996, which appears on Page F-2 of the annual report on Form 10-KSB/A of LottoWorld, Inc. for the year ended December 31, 1995 and to the reference to our Firm under the heading "Experts" in such Prospectus.



                                               /s/ MCGLADREY & PULLEN, LLP




Naples, Florida
October 10, 1996